## SECOND AMENDMENT TO CREDIT AGREEMENT

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT dated as of January 4, 2008 (the "Second Amendment") by and among NU HORIZONS ELECTRONICS CORP., a Delaware corporation having its executive offices at 70 Maxess Road, Melville, New York (the "Borrower"), each of the lenders that is a signatory thereto identified under the caption "Lenders" on the signature pages to the Credit Agreement (as defined below) (individually, a "Lender", and collectively, the "Lenders"), BANK OF AMERICA, N.A., a national banking association, as Documentation Agent for the Lenders, JPMORGAN CHASE BANK, N.A., a national banking association, as Syndication Agent for the Lenders, ISRAEL DISCOUNT BANK OF NEW YORK, a New York bank, as Syndication Agent for the Lenders and CITIBANK, N.A., a national banking association, as administrative agent for the Lenders (the "Administrative Agent").

## RECITALS

The Borrower, the Lenders, the Documentation Agent, the Syndication Agents and the Administrative Agent entered into an Amended and Restated Credit Agreement dated as of January 31, 2007 as amended by a Consent and First Amendment to Credit Agreement dated as of June 6, 2007 (collectively, the "Credit Agreement"), pursuant to which certain financial accommodations were made available to the Borrower.

The Borrower has requested that the Lenders and the Administrative Agent modify certain of the terms set forth in the Credit Agreement and the Lenders and the Administrative Agent are willing to modify such terms but only upon and subject to the following terms and conditions.

**NOW THEREFORE**, in consideration of the premises and mutual covenants and promises exchanged herein, the parties hereto mutually agree as follows:

Section 1. Definitions. Except as otherwise defined in this Second Amendment, terms defined in the Credit Agreement are used herein as defined therein.

Section 2. Amendment. Subject to the satisfaction of the conditions precedent specified in Section 4 below:

(A) Section 1.1 of the Credit Agreement is hereby amended by deleting clauses (i) and (iii) of the definition of "Permitted Acquisition" and substituting the following therefor:

> "(i) The total consideration, including the cash purchase price for such Acquisition and any Funded Debt incurred or assumed in connection therewith, does not exceed $15,000,000, nor exceed a total consideration of $12,000,000 in the aggregate for Foreign Acquisitions and the aggregate total consideration for all Acquisitions consummated during the Commitment Period does not exceed $25,000,000;"

"(iii) The Borrower and its Subsidiaries have not closed more than two (2) Acquisitions in any twelve (12) month period and four (4) Acquisitions during the Commitment Period. In the case of such Foreign Acquisition, the business to be acquired shall be acquired by (x) the Borrower or a Domestic Subsidiary, (y) a First-Tier Subsidiary of the Borrower or a Domestic Subsidiary, or (z) a direct or indirect wholly-owned Subsidiary of a First-Tier Subsidiary of a Domestic Subsidiary, provided that if such First-Tier Subsidiary is a Foreign Subsidiary, then 65% of the capital stock of such First-Tier Subsidiary shall have been pledged to the Administrative Agent for the benefit of the Lenders."

(B) Section 7.1 of the Credit Agreement is hereby amended by deleting same and substituting the following therefor:

"7.1 Indebtedness for Borrowed Money. Incur, or permit to exist, any indebtedness for borrowed money except (i) indebtedness incurred pursuant to borrowings or other extensions of credit hereunder, (ii) purchase money indebtedness (y) secured by Liens described in Section 7.2(iv) hereof which has an annual debt service requirement of not more than $8,000,000 in the aggregate inclusive of the annual amounts expended by the Borrower for operating leases pursuant to Section 7.7 hereof and (z) incurred in connection with New Warehouse CapEx, as defined in Section 6.5 hereof, (iii) indebtedness existing on the date of this Agreement and reflected in the financial statements referred to in Section 3.1 hereof and extensions, renewals and refinancings thereof (without increase in principal amount), (iv) indebtedness incurred in the ordinary course of business inclusive of Trade Debt, as hereinafter defined, but exclusive of that incurred in the borrowing of money (which does not constitute Trade Debt) and provided that same shall be paid or discharged when due unless same is financed by intercompany advances from the Borrower to its Subsidiaries that are included as loans by the Borrower to such Subsidiaries permitted under Section 7.3(vii) hereof, (v) Subordinated Indebtedness, (vi) indebtedness incurred by the Foreign Subsidiaries to institutional lenders not to exceed: (y) prior to the effective date (the "Increase Date") of an increase in credit occurring after the date of the First Amendment to the Amended and Restated Credit Agreement dated June 6, 2007 of up to $15,000,000 (such increase, the "D T Increase Amount") under the institutional loan facility to D T Electronics Limited, $45,000,000 in the aggregate and (z) after the Increase Date, the lesser of $60,000,000 or $45,000,000 plus the D T Increase Amount, each in the aggregate (such Increase Date to be effective on the date of the Administrative Agent's acceptance of an Officers' Certificate of the

Borrower notifying the Administrative Agent of such increase and providing relevant supporting documentation of same), and (vii) other indebtedness which shall not exceed in the aggregate for the Borrower and all Domestic Subsidiaries, at any time outstanding, the sum of $1,000,000. In determining indebtedness for purposes of clause (vi) above, the maximum amount of availability of any credit facility from an institutional lender, whether committed or advised (whether or not outstanding), shall be deemed indebtedness for the purposes of such clause. "Trade Debt" shall mean any unsecured indebtedness of the Borrower or a Subsidiary to a trade vendor or an affiliate thereof in respect of inventory acquired from such vendor, whether or not such indebtedness is evidenced by an instrument or account."

Section 3. Conditions Precedent. The amendments to the Credit Agreement set forth in Section 2 hereof shall become effective, on the date of this Second Amendment, upon the execution and delivery of this Second Amendment by the Borrower, the Administrative Agent and each of the Lenders necessary to constitute the Required Lenders and the satisfaction of the following conditions:

(A) Certified Copies and Other Documents. The Administrative Agent shall have received certificates of an officer of the Borrower dated the date of this Second Amendment certifying (x) no changes in the certificate of incorporation or by-laws from the date of the Agreement or attaching copies of any amendments, (y) true and correct copies of resolutions adopted by the board of directors of the Borrower (1) authorizing the borrowings and the other extensions of credit from the Lenders under the Agreement as amended hereby, the execution, delivery and performance by the Borrower of this Second Amendment, and any related documents (2) approving forms in substantially execution form of this Second Amendment, and any related documents and (3) authorizing officers of the Borrower to execute and deliver this Second Amendment, and any related documents, and (z) the incumbency and specimen signatures of the officers of the Borrower executing any documents delivered to the Administrative Agent or a Lender by the Borrower in connection herewith.

(B) Approval of the Administrative Agent and Agent's Counsel. All other documents and legal matters in connection with the transactions contemplated by this Second Amendment shall be satisfactory in form and substance to the Administrative Agent and its counsel.

Section 4. Representations and Warranties. The Borrower represents and warrants to the Lenders that the representations and warranties set forth in the Credit Agreement and in the other Loan Documents are true and complete on the date of this Second Amendment and as if made on and as of the date hereof (or, if such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

Section 5. Borrower's Acknowledgments. The Borrower acknowledges and agrees that the Borrower has no claims, counterclaims, offsets, or defenses to the Loan Documents and the

performance of the Borrower's obligations thereunder or if the Borrower did have any such claims, counterclaims, offsets or defenses to the Loan Documents or any transaction related to the Loan Documents, the same are hereby waived, relinquished and released in consideration of execution and delivery of this Second Amendment.

Section 6. Acknowledgement of Guarantors. The Guarantors acknowledge and consent to all of the terms and conditions of this Second Amendment and agree that this Second Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under the Credit Agreement or the other Loan Documents. The Guarantors further acknowledge and agree that the Guarantors have no claims, counterclaims, offsets, or defenses to the Loan Documents and the performance of the Guarantors' obligations thereunder or if the Guarantors did have any such claims, counterclaims, offsets or defenses to the Loan Documents or any transaction related to the Loan Documents, the same are hereby waived, relinquished and released in consideration of execution and delivery of this Second Amendment.

Section 7. Governing Law; Execution in Counterparts. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Second Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Second Amendment by signing any such counterpart. This Second Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York (without regard to New York conflicts of laws principles).

Section 8. Amendment Fee. The Borrower agrees that in consideration for the Lenders executing this Second Amendment, it shall pay a fee (the "Amendment Fee") to the Administrative Agent for the account of each Lender that executed and delivered this Second Amendment on or prior to 5:00 p.m. (New York City time) on January 2, 2008 (or such later time as the Borrower and the Administrative Agent shall agree) in an amount equal to $15,000.00 to be shared pro rata among the Lenders so executing and delivering this Second Amendment in proportion to their Revolving Credit Commitments. The Amendment Fee shall be earned upon the effective date of this Second Amendment and shall be payable on January 4, 2008.

Section 9. Expenses, etc. The Borrower agrees to pay or reimburse the Administrative Agent for all reasonable out-of-pocket costs and expenses of the Administrative Agent (including, without limitation, the reasonable fees and expenses of Goetz & Mady-Grove, LLP) in connection with the negotiation, preparation, execution and delivery of this Second Amendment and the transactions contemplated hereby.

Section 10. Effective Date. This Second Amendment is dated for convenience as of January 4, 2008 and shall be effective as of such date, on the delivery of an executed counterpart to the Borrower upon satisfaction of the conditions precedent contained in Section 3 hereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

**IN WITNESS WHEREOF**, the parties hereto have caused this Second Amendment to Credit Agreement to be duly executed and delivered by their duly authorized officers, all as of the day and year first above written.

*Borrower*:

NU HORIZONS ELECTRONICS CORP.

By: Kurt Freudenberg
Kurt Freudenberg
Vice President, Treasurer and
Chief Financial Officer

*Guarantors*:

NIC COMPONENTS CORP.

By: Kurt Freudenberg
Kurt Freudenberg
Executive Vice President, Treasurer and
Chief Financial Officer

NU HORIZONS INTERNATIONAL CORP.

By: Kurt Freudenberg
Kurt Freudenberg
Executive Vice President, Treasurer and
Chief Financial Officer

NUV INC.

By: Kurt Freudenberg
Kurt Freudenberg
Executive Vice President, Treasurer and
Chief Financial Officer

TITAN SUPPLY CHAIN SERVICES CORP.

By: Kurt Freudenberg
Kurt Freudenberg
Executive Vice President, Treasurer and
Chief Financial Officer

RAZOR ELECTRONICS, INC.

By: Kurt Freudenberg

Kurt Freudenberg
Executive Vice President, Treasurer and
Chief Financial Officer

NuXCHANGE B2B SERVICES, INC.

By: Kurt Freudenberg

Kurt Freudenberg
Executive Vice President, Treasurer and
Chief Financial Officer

*Administrative Agent:*

CITIBANK, N.A.,
as Administrative Agent

By:________________________

Stuart N. Berman
Vice President

*Documentation Agent:*

BANK OF AMERICA, N.A.,
as Documentation Agent

By:________________________

Steven J. Melicharek
Senior Vice President

*Syndication Agent:*

JPMORGAN CHASE BANK, N.A.,
as Syndication Agent

By:________________________

Alicia T. Schreibstein
Vice President

RAZOR ELECTRONICS, INC.

By:______________________

Kurt Freudenberg
Executive Vice President, Treasurer and
Chief Financial Officer

NuXCHANGE B2B SERVICES, INC.

By:______________________

Kurt Freudenberg
Executive Vice President, Treasurer and
Chief Financial Officer

*Administrative Agent:*

CITIBANK, N.A.,
as Administrative Agent

By: Stuart N. Berman

Stuart N. Berman
Vice President

*Documentation Agent:*

BANK OF AMERICA, N.A.,
as Documentation Agent

By:______________________

Steven J. Melicharek
Senior Vice President

*Syndication Agent:*

JPMORGAN CHASE BANK, N.A.,
as Syndication Agent

By:______________________

Alicia T. Schreibstein
Vice President

RAZOR ELECTRONICS, INC.

By:__________________________
Kurt Freudenberg
Executive Vice President, Treasurer and
Chief Financial Officer

NuXCHANGE B2B SERVICES, INC.

By:__________________________
Kurt Freudenberg
Executive Vice President, Treasurer and
Chief Financial Officer

*Administrative Agent:*

CITIBANK, N.A.,
as Administrative Agent

By:__________________________
Stuart N. Berman
Vice President

*Documentation Agent:*

BANK OF AMERICA, N.A.,
as Documentation Agent

By: [signature]
Steven J. Melicharek
Senior Vice President

*Syndication Agent:*

JPMORGAN CHASE BANK, N.A.,
as Syndication Agent

By:__________________________
Alicia T. Schreibstein
Vice President

RAZOR ELECTRONICS, INC.

By:___________________________
Kurt Freudenberg
Executive Vice President, Treasurer and
Chief Financial Officer

NuXCHANGE B2B SERVICES, INC.

By:___________________________
Kurt Freudenberg
Executive Vice President, Treasurer and
Chief Financial Officer

*Administrative Agent:*

CITIBANK, N.A.,
as Administrative Agent

By:___________________________
Stuart N. Berman
Vice President

*Documentation Agent:*

BANK OF AMERICA, N.A.,
as Documentation Agent

By:___________________________
Steven J. Melicharek
Senior Vice President

*Syndication Agent:*

JPMORGAN CHASE BANK, N.A.,
as Syndication Agent

By:___________________________
Alicia T. Schreibstein
Vice President

F:\DATA\M-P\NNu-Horiz.Citi\2007 2nd Amend\2ndAmend.Final.doc

ISRAEL DISCOUNT BANK OF NEW YORK, as Syndication Agent

By: ______________________
Scott Fishbein
First Vice President

By: ______________________
Roy Grossman
Senior Vice President

*Notice Addresses:*

CITIBANK, N.A.
730 Veterans Memorial Highway
Hauppauge, NY 11788

JPMORGAN CHASE BANK, N.A.
395 North Service Road, Floor 3
Melville, NY 11747

ISRAEL DISCOUNT BANK OF NEW YORK
511 Fifth Avenue
New York, NY 10017

BANK OF AMERICA, N.A.
1185 Avenue of the Americas
New York, NY 10036

*Lenders:*

CITIBANK, N.A.

By: ______________________
Stuart N. Berman
Vice President

JPMORGAN CHASE BANK, N.A.

By: ______________________
Alicia T. Schreibstein
Vice President

ISRAEL DISCOUNT BANK OF NEW YORK

By: ______________________
Scott Fishbein
First Vice President

By: ______________________
Roy Grossman
Senior Vice President

BANK OF AMERICA, N.A.

By: ______________________
Steven J. Melicharek
Senior Vice President

ISRAEL DISCOUNT BANK OF NEW YORK, as Syndication Agent

By:______________________
Scott Fishbein
First Vice President

By:______________________
Roy Grossman
Senior Vice President

| *Notice Addresses:* | *Lenders:* |
|---|---|
| CITIBANK, N.A.<br>730 Veterans Memorial Highway<br>Hauppauge, NY 11788 | CITIBANK, N.A.<br>By: Stuart N. Berman<br>Stuart N. Berman<br>Vice President |
| JPMORGAN CHASE BANK, N.A.<br>395 North Service Road, Floor 3<br>Melville, NY 11747 | JPMORGAN CHASE BANK, N.A.<br>By:______________________<br>Alicia T. Schreibstein<br>Vice President |
| ISRAEL DISCOUNT BANK OF NEW YORK<br>511 Fifth Avenue<br>New York, NY 10017 | ISRAEL DISCOUNT BANK OF NEW YORK<br>By:______________________<br>Scott Fishbein<br>First Vice President<br>By:______________________<br>Roy Grossman<br>Senior Vice President |
| BANK OF AMERICA, N.A.<br>1185 Avenue of the Americas<br>New York, NY 10036 | BANK OF AMERICA, N.A.<br>By:______________________<br>Steven J. Melicharek<br>Senior Vice President |

ISRAEL DISCOUNT BANK OF NEW YORK, as Syndication Agent

By:________________________
Scott Fishbein
First Vice President

By:________________________
Roy Grossman
Senior Vice President

| *Notice Addresses:* | *Lenders:* |
|---|---|
| CITIBANK, N.A.<br>730 Veterans Memorial Highway<br>Hauppauge, NY 11788 | CITIBANK, N.A.<br><br>By:________________________<br>Stuart N. Berman<br>Vice President |
| JPMORGAN CHASE BANK, N.A.<br>395 North Service Road, Floor 3<br>Melville, NY 11747 | JPMORGAN CHASE BANK, N.A.<br><br>By: [signature]<br>Alicia T. Schreibstein<br>Vice President |
| ISRAEL DISCOUNT BANK OF NEW YORK<br>511 Fifth Avenue<br>New York, NY 10017 | ISRAEL DISCOUNT BANK OF NEW YORK<br><br>By:________________________<br>Scott Fishbein<br>First Vice President<br><br>By:________________________<br>Roy Grossman<br>Senior Vice President |
| BANK OF AMERICA, N.A.<br>1185 Avenue of the Americas<br>New York, NY 10036 | BANK OF AMERICA, N.A.<br><br>By:________________________<br>Steven J. Melicharek<br>Senior Vice President |

ISRAEL DISCOUNT BANK OF NEW YORK, as Syndication Agent

By:______________________
Scott Fishbein
First Vice President

By:______________________
Roy Grossman
Senior Vice President

| *Notice Addresses:* | *Lenders:* |
|---|---|
| CITIBANK, N.A.<br>730 Veterans Memorial Highway<br>Hauppauge, NY 11788 | CITIBANK, N.A.<br><br>By:______________________<br>Stuart N. Berman<br>Vice President |
| JPMORGAN CHASE BANK, N.A.<br>395 North Service Road, Floor 3<br>Melville, NY 11747 | JPMORGAN CHASE BANK, N.A.<br><br>By:______________________<br>Alicia T. Schreibstein<br>Vice President |
| ISRAEL DISCOUNT BANK OF NEW YORK<br>511 Fifth Avenue<br>New York, NY 10017 | ISRAEL DISCOUNT BANK OF NEW YORK<br><br>By:______________________<br>Scott Fishbein<br>First Vice President<br><br>By:______________________<br>Roy Grossman<br>Senior Vice President |
| BANK OF AMERICA, N.A.<br>1185 Avenue of the Americas<br>New York, NY 10036 | BANK OF AMERICA, N.A.<br><br>By: Steven J. Melicharek<br>Steven J. Melicharek<br>Senior Vice President |

| | |
|---|---|
| SOVEREIGN BANK<br>330 South Service Road<br>Melville, NY 11747 | SOVEREIGN BANK<br><br>By: *Christine Gerula*<br>Christine Gerula<br>Senior Vice President |
| HSBC BANK USA, NATIONAL ASSOCIATION<br>534 Broad Hollow Road<br>Melville, NY 11747 | HSBC BANK USA, NATIONAL ASSOCIATION<br><br>By:______________________<br>Christopher J. Mendelsohn<br>First Vice President |
| NORTH FORK BANK<br>A DIVISION OF CAPITAL ONE, N.A.<br>275 Broadhollow Road<br>Melville, NY 11747 | NORTH FORK BANK<br>A DIVISION OF CAPITAL ONE, N.A.<br><br>By:______________________<br>Kevin Brown<br>Senior Vice President |
| BANK LEUMI USA<br>48 South Service Road<br>Suite 200<br>Melville, NY 11747 | BANK LEUMI USA<br><br>By:______________________<br>Mannie Singh<br>Vice President |

SOVEREIGN BANK
330 South Service Road
Melville, NY 11474

SOVEREIGN BANK

By:________________________
Christine Gerula
Senior Vice President

HSBC BANK USA, NATIONAL ASSOCIATION
534 Broad Hollow Road
Melville, NY 11747

HSBC BANK USA, NATIONAL ASSOCIATION

By:________________________
Christopher J. Mendelsohn
First Vice President

NORTH FORK BANK
A DIVISION OF CAPITAL ONE, N.A.
275 Broadhollow Road
Melville, NY 11747

NORTH FORK BANK
A DIVISION OF CAPITAL ONE, N.A.

By:________________________
Kevin Brown
Senior Vice President

BANK LEUMI USA
48 South Service Road
Suite 200
Melville, NY 11747

BANK LEUMI USA

By:________________________
Mannie Singh
Vice President

| | |
|---|---|
| SOVEREIGN BANK<br>330 South Service Road<br>Melville, NY 11474 | SOVEREIGN BANK<br><br>By:____________________<br>Christine Gerula<br>Senior Vice President |
| HSBC BANK USA, NATIONAL ASSOCIATION<br>534 Broad Hollow Road<br>Melville, NY 11747 | HSBC BANK USA, NATIONAL ASSOCIATION<br><br>By:____________________<br>Christopher J. Mendelsohn<br>First Vice President |
| NORTH FORK BANK<br>A DIVISION OF CAPITAL ONE, N.A.<br>275 Broadhollow Road<br>Melville, NY 11747 | NORTH FORK BANK<br>A DIVISION OF CAPITAL ONE, N.A.<br><br>By:____________________<br>Kevin Brown<br>Senior Vice President |
| BANK LEUMI USA<br>48 South Service Road<br>Suite 200<br>Melville, NY 11747 | BANK LEUMI USA<br><br>By:____________________<br>Mannie Singh<br>Vice President |

SOVEREIGN BANK
330 South Service Road
Melville, NY 11747

SOVEREIGN BANK

By:____________________
Christine Gerula
Senior Vice President

HSBC BANK USA, NATIONAL ASSOCIATION
534 Broad Hollow Road
Melville, NY 11747

HSBC BANK USA, NATIONAL ASSOCIATION

By:____________________
Christopher J. Mendelsohn
First Vice President

NORTH FORK BANK
A DIVISION OF CAPITAL ONE, N.A.
275 Broadhollow Road
Melville, NY 11747

NORTH FORK BANK
A DIVISION OF CAPITAL ONE, N.A.

By:____________________
Kevin Brown
Senior Vice President

BANK LEUMI USA
48 South Service Road
Suite 200
Melville, NY 11747

BANK LEUMI USA

By:____________________
Mandie Singh
Vice President

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